Subsequent events	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Subsequent events

23	Subsequent events

Medical school seats increase in ITPAC Porto

On February 6, 2026, MEC authorized the increase of 63 medical school seats of ITPAC Porto located in the city of Abaetetuba, State of Pará. With this authorization, Afya reached 113 medical school seats on this campus.

Dividend distribution

On March 12, 2026, the Company’s Board of Directors approved a dividend distribution in the amount of R$307.4 million, representing 40% of the Company’s consolidated net income for the year ended December 31, 2025 and a dividend per share of R$3.446838, payable in U.S. dollars on April 6, 2026, to the shareholders on record as of the close of business on March 25, 2026. The payment will be made at the exchange rate (PTAX) published by the Brazilian Central Bank on March 13, 2026.